UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

HIGH ROLLER TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-42202	87-4159815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 South 4th Street, Suite 500-#390 Las Vegas, Nevada 89101
(Address of principal executive offices, with zip code)

(702) 509-5244

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	ROLR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2026, the stockholders of High Roller Technologies, Inc. (the “Company”) approved and adopted an amendment (the “Plan Amendment”) to the Company’s 2024 Equity Incentive Plan, as amended (the “Plan”), at its 2026 annual meeting of stockholders (the “Annual Meeting”). A summary of the material terms of the Plan, as amended by the Plan Amendment, is included under the heading “Proposal No. 2: The Plan Amendment Proposal” in the definitive proxy statement filed by the Company in connection with the Annual Meeting with the Securities and Exchange Commission on May 14, 2026. The summary is qualified in its entirety by reference to the full text of the Plan, as amended by the Plan Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on June 30, 2026. At the Annual Meeting, the Company’s stockholders were asked to vote upon:

1.

The election of six directors, each to serve until the Company’s 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified. The nominees for election were Michael Cribari, Brandon Eachus, Daniel Bradtke, Jonas Martensson, Kristen Britt, and David Weild IV;

2.	The approval of the Plan Amendment to increase the individual award limit set forth in Section 9.8 of the Plan from 170,000 to 250,000 shares; and

3.	The ratification of the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 7,562,064 of the 10,968,987 shares of the Company’s common stock entitled to vote, were as follows:

1.

The stockholders approved the election of each of the director nominees to serve until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified. The voting results were as follows:

	For	Withheld	Broker Non-Votes
Michael Cribari	6,215,097	201,614	1,145,353
Brandon Eachus	6,215,056	201,655	1,145,353
Daniel Bradtke	6,214,820	201,891	1,145,353
Jonas Martensson	6,251,391	165,320	1,145,353
Kristen Britt	6,253,981	162,730	1,145,353
David Weild IV	6,264,080	152,631	1,145,353

2.

The stockholders approved the Plan Amendment, which required the affirmative vote of the majority of shares of stock present, in person or by proxy, and entitled to vote. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
6,312,420	100,521	3,767	1,145,356

3.

The stockholders ratified the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, which required the affirmative vote of the majority of shares of stock present, in person or by proxy, and entitled to vote. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
7,473,420	3,738	84,906	N/A

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment to High Roller Technologies, Inc. 2024 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGH ROLLER TECHNOLOGIES, INC.

Dated: July 1, 2026	By:	/s/ Adam Felman
Adam Felman
Chief Financial Officer